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                                                                   Exhibit 10.25


                              ASSUMPTION AGREEMENT

         ASSUMPTION AGREEMENT, dated as of March 5, 2001 (the "ASSUMPTION AGREEMENT"), between NORTEL NETWORKS CORPORATION, a corporation organized under the laws of Canada ("NNC"), and NORTEL NETWORKS LIMITED, a corporation organized under the laws of Canada ("NNL").

                                   WITNESSETH:

         WHEREAS, the Nortel Networks Corporation Executive Retention and Termination Plan was adopted by the Board of Directors of NNL on August 17, 1999 with effect from September 1, 1999 (the "PLAN");

         WHEREAS, effective May 1, 2000, NNL participated in a court-approved plan of arrangement (the "Arrangement") under the Canada Business Corporations Act. As a result of the Arrangement, NNL and its subsidiaries became direct and indirect subsidiaries, respectively, of NNC. In addition, the outstanding common shares of NNL were effectively exchanged for common shares of NNC;

         WHEREAS, as a result of the Arrangement, NNC is the successor to NNL under the Plan; and

         WHEREAS, on February 22, 2001, the Board of Directors of NNC approved, effective May 1, 2000, the formal assumption and agreement by NNC to perform the covenants and obligations of NNL under the Plan;

         NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which is acknowledged by each of the parties), the parties hereto agree as follows:

1.       Assumption.

         NNC agrees, effective May 1, 2000, absolutely and unconditionally to assume and perform the covenants and obligations of NNL pursuant to the terms of the Plan in the same manner and to the same extent as NNL would have been required to perform such covenants and obligations if NNC had not been the successor to NNL under the Plan.

2.       Governing Law.

         This Assumption Agreement shall be governed by, and interpreted in accordance with, the laws of the Province of Ontario and the laws of Canada applicable therein.

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3.       Counterparts.

         This Assumption Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original.

4.       Further Assurances.

         The parties shall, from time to time, do all such acts and things and execute and deliver all such documents as may reasonably be required to carry out the intent of this Assumption Agreement.

         IN WITNESS WHEREOF, each of the parties has caused this Assumption Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the date first above written.

                                    NORTEL NETWORKS CORPORATION

                                    By:             "William J. Donovan"
                                          --------------------------------------
                                          Name:     William J. Donovan
                                          Title:    Senior Vice President,
                                                    Human Resources


                                    By:              "Deborah J. Noble"
                                          --------------------------------------
                                          Name:     Deborah J. Noble
                                          Title:    Corporate Secretary


                                    NORTEL NETWORKS LIMITED

                                    By:             "William J. Donovan"
                                          --------------------------------------
                                          Name:     William J. Donovan
                                          Title:    Senior Vice President
                                                    Human Resources


                                    By:              "Deborah J. Noble"
                                          --------------------------------------
                                          Name:     Deborah J. Noble
                                          Title:    Corporate Secretary